                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-07774

                          SCUDDER INVESTMENT PORTFOLIOS
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       3/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder PreservationPlus Fund

Semiannual Report to Shareholders

March 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder PreservationPlus Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

PreservationPlus Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests primarily in fixed income securities. Management enters into wrapper agreements, which are contracts with financial institutions such as insurance companies and banks, that are designed to permit the portfolio, under most circumstances, to maintain a constant share price. Wrapper agreements are designed to offset the fluctuations in prices normally associated with fixed-income securities. Thus, if the market value of a portfolio of fixed-income securities falls below the book value of those securities due to general market conditions, the wrapper provider may become obligated to pay the difference to the portfolio. Conversely, should the market value of the portfolio rise above the book value, the portfolio may become obligated to pay the difference to the wrapper provider. The fund seeks to maintain a constant $10.00 per share net asset value. The fund is not a money market fund, and there can be no assurance that the fund will be able to maintain a stable value per share. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Derivatives may be more volatile and less liquid than traditional securities and the fund could suffer losses on its derivatives positions. Please read the fund's prospectus for specific details regarding this fund's risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The investment advisor and administrator have voluntarily agreed to waive their fees and/or reimburse expenses. This waiver may be terminated or adjusted at any time without notice. Returns and rankings during all periods shown reflect this and other nonvoluntary fee and/or expense waivers. Without these waivers/reimbursement, returns would have been lower and any rankings/ratings might have been less favorable.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Performance excludes the impact of the 2% maximum redemption fee, which may apply or be waived in certain limited circumstances. Advance notice of plan withdrawal may be necessary to avoid a redemption fee (see the prospectus for details).

The Fund seeks to maintain a constant $10.00 per share net asset value. The Fund is not a money market fund, and there can be no assurance that the Fund will be able to maintain a stable net asset value per share. The Fund holds fixed income securities, money market instruments, futures, options and other instruments and enters into Wrapper Agreements with insurance companies, banks and other financial institutions. These Wrapper Agreements are intended to stabilize the net asset value per share. Please see the prospectus for more information on these Wrapper Agreements.

Average Annual Total Returns as of 3/31/04
Scudder PreservationPlus Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Investment Class	1.90%	4.27%	4.98%	5.20%	5.21%
Lehman 1-3 Year US Government/Credit Index+	1.43%	3.12%	5.32%	5.89%	5.63%
iMoneyNet First-Tier Retail Money Funds Average++	.19%	.42%	1.31%	2.90%	3.02%
Wrapped Lehman Intermediate Aggregate Bond Index+++	2.44%	5.18%	5.77%	5.95%	5.58%

Sources: Lipper Inc., Deutsche Asset Management, Inc., Aegon N.V. and iMoneyNet

++ Total returns shown for periods less than one year are not annualized.
* Investment Class shares commenced operations on September 23, 1998. Index returns begin September 30, 1998.

Average Annual Total Returns as of 3/31/04
Scudder PreservationPlus Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class**
Institutional Class	2.03%	4.53%	5.24%	5.47%	5.54%
Lehman 1-3 Year US Government/Credit Index+	1.43%	3.12%	5.32%	5.89%	5.94%
iMoneyNet First-Tier Retail Money Funds Average++	.19%	.42%	1.31%	2.90%	3.25%
Wrapped Lehman Intermediate Aggregate Bond Index+++	2.44%	5.18%	5.77%	5.95%	5.99%

Sources: Lipper Inc., Deutsche Asset Management, Inc., Aegon N.V. and iMoneyNet

++ Total returns shown for periods less than one year are not annualized.
** Institutional Class shares commenced operations on December 12, 1997. Index returns begin December 31, 1997.
Net Asset Value and Distribution Information
	Investment Class	Institutional Class
Net Asset Value: 3/31/04	$ 10.00	$ 10.00
9/30/03	$ 10.00	$ 10.00
Distribution Information: Six Months: Income Dividends as of 3/31/04	$ .19	$ .20
Capital Gains Distributions++++ as of 3/31/04	$ .06	$ .06
March Income Dividend	$ .0288	$ .0309

++++ The Fund declared a capital gain distribution of $.06 per share and a corresponding reverse stock split of .994 per share.

Institutional Class Lipper Rankings - Intermediate Investment Grade Debt Funds Category as of 3/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	324	of	435	75
3-Year	305	of	337	91
5-Year	212	of	241	88

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other shares may vary.

Growth of an Assumed $10,000 Investment

[] Scudder PreservationPlus Fund - Institutional Class

[] Lehman 1-3 Year US Government/Credit Index+
[] iMoneyNet First-Tier Retail Money Fund Average++
[] Wrapped Lehman Intermediate Aggregate Bond Index+++

Yearly periods ended March 31

The growth of $10,000 is cumulative.

** Institutional Class shares commenced operations on December 12, 1997. Index returns begin December 31, 1997.

Comparative Results as of 3/31/04
Scudder PreservationPlus Fund		1-Year	3-Year	5-Year	Life of Class*	Life of Class**
Investment Class	Growth of $10,000	$10,427	$11,569	$12,883	$13,235	N/A
	Average annual total return	4.27%	4.98%	5.20%	5.21%	N/A
Institutional Class	Growth of $10,000	$10,453	$11,655	$13,054	N/A	$14,049
	Average annual total return	4.53%	5.24%	5.47%	N/A	5.54%
Lehman 1-3 Year US Government/ Credit Index+	Growth of $10,000	$10,312	$11,681	$13,315	$13,517	$14,343
	Average annual total return	3.12%	5.32%	5.89%	5.63%	5.94%
iMoneyNet First-Tier Retail Money Funds Average++	Growth of $10,000	$10,042	$10,397	$11,528	$11,835	$12,282
	Average annual total return	.42%	1.31%	2.90%	3.02%	3.25%
Wrapped Lehman Intermediate Aggregate Bond Index+++	Growth of $10,000	$10,518	$11,834	$13,356	$13,482	$14,385
	Average annual total return	5.18%	5.77%	5.95%	5.58%	5.99%

The growth of $10,000 is cumulative.

* Investment Class shares commenced operations on September 23, 1998. Index returns begin September 30, 1998.
** Institutional Class shares commenced operations on December 12, 1997. Index returns begin December 31, 1997.
+ Lehman 1-3 Year US Government/Credit Index, our primary benchmark, is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years.
++ iMoneyNet-First Tier Retail Money Funds Average is compiled by iMoneyNet, Inc., an independent money market mutual fund rating service, and includes retail money market funds containing securities rated in the highest short-term rating category by two or more nationally recognized ratings organizations.
+++ Wrapped Lehman Intermediate Aggregate Bond Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Bond Index, an unmanaged index representing domestic taxable investment grade bonds with index components for government, corporate, mortgage pass-through and asset-backed securities with average maturities and durations in the intermediate range, and a book value wrapper agreement with an assumed expense level of 0.15%. This benchmark more closely reflects the market sector in which the Fund invests.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Scudder PreservationPlus Fund was the first SEC registered mutual fund specifically designed as an investment alternative to traditional GIC commingled funds and other stable value products. The fund is open to investors in participant-directed employee benefit plans that meet certain eligibility criteria, including corporate 401(k), public 457 and not-for-profit 403(b) plans. In the following interview, New York-based Portfolio Managers John Axtell, Eric Kirsch and Sean McCaffrey discuss the fund's strategy and the market environment during the six-month period ended March 31, 2004.

Q: How did the Scudder PreservationPlus Fund perform during its semiannual period ended March 31, 2004?

A: PreservationPlus Fund Institutional Class shares produced a cumulative total return of 2.03% for the semiannual period ended March 31, 2004. (Please see pages 3 through 6 for the performance of other share classes and more complete performance information.) The Lehman 1-3 Year US Government/Credit Index produced a total return of 1.43% for the same period. Past performance is no guarantee of future results.

The fund delivered on its objective to maintain a stable share price each day during the period. The fund also produced strong returns relative to other conservative investments, such as the iMoneyNet First-Tier Retail Money Fund Average, which returned 0.19% for the six-month period ended March 31, 2004.

PreservationPlus Fund received a 5-star Overall Morningstar Rating™ as of 3/31/04. There were 69 funds in the ultrashort bond fund category for the overall rating period.

Source: Morningstar, Inc. Morningstar ratings are based on risk-adjusted performance. The Overall Morningstar Rating™ for a fund is derived from a weighted average of the performance figures associated with its applicable 3-, 5- and 10-year Morningstar Rating metrics. This fund was rated 5 stars for the 3-year and 5 stars for the 5-year periods ending 3/31/04. For these time periods, there were 69 and 46 US-domiciled funds, respectively, in the Ultrashort Bond category. There were 69 funds in this category for the Overall Rating period. Ratings are for Class INST shares; other share classes may vary.1

1 © 2004 Morningstar, Inc. All rights reserved. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of this rating. For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating based on a Morningstar risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in a category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The fund has maintained a high-quality portfolio overall. Measured using Standard & Poor's ratings, the average credit quality of investments in the fund was AAA at the end of the semiannual period, and the average credit quality of the issuers of the Wrapper Agreements was AA- on March 31, 2004. The fund's average duration at the end of the period stood at 2.45 years.2

2 The ratings of Standard & Poor's Corporation (S&P) represent this company's opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund was primarily diversified across the major sectors of the investment-grade fixed-income market. As of March 31, 2004, the portfolio was invested 25.9% in corporate bonds, 32.6% in mortgage-backed securities, 15.8% in asset-backed securities, 5.0% in US Treasuries, 1.9% in agencies and 18.8% in cash equivalents and other investments, including futures contracts and Wrapper Agreements. This allocation of fixed-income securities was intentionally weighted towards the corporate, asset-backed and mortgage sectors, as these sectors have historically offered higher yields than US government securities. Of course, diversification does not eliminate risk.

Q: Could you provide us with more details about these Wrapper Agreements?

A: The PreservationPlus Fund was the first SEC registered mutual fund to make use of Wrapper Agreements to seek to maintain principal stability. Generally speaking, Wrapper Agreements were issued by insurance companies, banks and other financial institutions. As of the end of the period, we were using three Wrapper Agreements, each of which covers a portion of the fixed-income securities in the portfolio covered by such agreements. This was a successful strategy for the fund. The Wrapper Agreements held by the portfolio as of March 31, 2004 are issued by Bank of America NA and Transamerica Life Insurance & Annuity Co., each of which covered approximately 38.5% of the fixed income securities in the portfolio covered by such agreements, and National Westminster Bank PLC, which covered approximately 23% of the fixed income securities in the portfolio covered by such agreements.

Q: Did the fixed-income environment support the fund's positive performance?

A: Overall, the US fixed-income markets performed well during the semiannual period. The Lehman Aggregate Bond Index produced a cumulative return of 2.98%, for the six-month period ended March 31, 2004. Commercial mortgage-backed securities returned 3.33% on a cumulative basis. US credits, which account for approximately 25% of the Lehman Aggregate Bond Index, had a cumulative return of 3.78%. Within the Lehman Aggregate Bond Index, lower-rated credits outperformed higher-rated credits. The Lehman Aaa Index returned 2.66% for the six-month period, while the Lehman Baa Index returned 4.67% for the same time frame.3

3 Source: Lehman Brothers.

As we entered the period, improving economic indicators combined with the effects of strict cost cutting by businesses to produce a recovery in corporate profits. Jobless claims fell, industrial production jumped and housing starts continued to be strong, despite higher mortgage rates. Core inflation continued to inch lower, with economic indicators suggesting that the economy will continue to build on the momentum that began to emerge over the summer. As we entered the first quarter of 2004, continued weakness in the US labor market reinforced the Federal Reserve's intention to keep official interest rates low. In fact, the Federal Reserve Board held the targeted federal funds rate steady throughout the period. Towards the end of March, however, US Treasury yields moved off their lows, as measures of inflation and consumer confidence rose more than expected. For the period, however, the US Treasury yield curve flattened with shorter term rates rising slightly and longer term rates declining somewhat. Despite volatility throughout the period, the three-month Treasury bill yields remained unchanged at 0.94%, and two-year Treasury note yields rose 11 basis points to 1.57%. Ten-year Treasury yields declined 10 basis points to 3.84%, and the 30-year Treasury yield fell 11 basis points to 4.77%.

Q: How did the corporate, asset-backed and mortgage sectors perform?

A: All three sectors outperformed US Treasuries on a total return basis for the semiannual period. For that period, these segments of the Lehman Aggregate Bond Index produced total returns as follows: mortgage-backed securities, 2.87%; asset-backed securities, 2.63%; and US credits, 3.78%. Keep in mind, the government guarantees the prompt payment of principal and interest of US Treasuries, however, such guarantee does not remove market risks if the investment is sold prior to maturity. At the beginning of the period, US credit yield spreads over US Treasuries continued to tighten from historically wide levels, driven by a combination improving fundamentals, solid technicals, and attractive relative valuations vs. other asset classes. However, by the first quarter of 2004, there was much variability among sectors. The longer-dated paper of higher volatility sectors including autos, media-cable, and particularly airlines, witnessed spread widening. Mortgage-backed securities (MBSs) outperformed, against the backdrop of lower interest rates and strong refinancing activity. The asset-backed sector generally performed well, as the manufactured housing sub-sector held strong.

We maintain our long-term perspective for the fund, monitoring economic conditions and how they affect the financial markets, as we seek to provide a high level of current income while seeking to maintain a stable value potential per share. Our strategy is to continue to focus on selecting spread sector assets - corporate, mortgage- and asset-backed securities - offering the best relative value at the maximum yield possible, while normally maintaining a 10% cash allocation to help provide liquidity. This liquidity facilitates the management of daily investor cash flows.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2004

Asset Allocation	3/31/04	9/30/03

Corporate Bonds	21%	20%
US Government Agency Sponsored Pass-Thrus	19%	21%
Asset Backed	16%	23%
Collateralized Mortgage Obligations	9%	7%
Foreign Bonds - US$ Denominated	5%	5%
US Government Backed	5%	9%
Government National Mortgage Association	4%	4%
US Government Sponsored Agencies	2%	3%
Cash Equivalents and Other Assets and Liabilities, Net[a]	19%	8%
	100%	100%

a Wrapper Agreements included.

Asset allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 25. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited)
Assets
Investment in the PreservationPlus Portfolio, at value	$ 223,163,834
Receivable for Fund shares sold	6,611
Other assets	16,449
Total assets	223,186,894
Liabilities
Dividends payable	126,917
Other accrued expenses and payables	738,613
Total liabilities	865,530
Net assets, at value	$ 222,321,364
Net Assets
Net assets consist of: Undistributed net investment income	49,637
Net unrealized appreciation (depreciation) on: Investments	6,634,693
Wrapper agreements	(14,720,548)
Accumulated net realized gain (loss)	26,790
Paid-in capital	230,330,792
Net assets, at value	$ 222,321,364
Net Asset Value
Investment Class Net Asset Value, offering and redemption price per share ($135,502,480 / 13,550,831 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 10.00
Institutional Class Net Asset Value, offering and redemption price per share ($86,818,884 / 8,683,326 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 10.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2004 (Unaudited)
Investment Income
Net investment income allocated from the PreservationPlus Portfolio: Interest	$ 3,878,764
Credit rate income	366,510
Mortgage dollar roll income	2,477
Dividends from affiliated investment companies	162,336
Expenses[a]	(351,828)
Net investment income from the PreservationPlus Portfolio	4,058,259
Expenses: Administrator service fee	185,125
Shareholder servicing fee	141,738
Auditing	13,746
Legal	34,898
Trustees' fees and expenses	3,437
Reports to shareholders	24,433
Registration fees	14,060
Other	2,558
Total expenses, before expense reductions	419,995
Expense reductions	(229,978)
Total expenses, after expense reductions	190,017
Net investment income	3,868,242
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	532,082
Futures	(317,395)
214,687
Net unrealized appreciation (depreciation) during the period on: Investments and futures	33,945
Wrapper agreements	(251,109)
(217,164)
Net gain (loss) on investments	(2,477)
Net increase (decrease) in net assets resulting from operations	$ 3,865,765

a For the six months ended March 31, 2004, the Advisor of the PreservationPlus Portfolio waived fees of which $237,284 was allocated to the Fund on a prorated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2004 (Unaudited)	Year Ended September 30, 2003
Operations: Net investment income	$ 3,868,242	$ 8,077,611
Net realized gain (loss) on investment transactions	214,687	940,056
Net unrealized appreciation (depreciation) on investments and futures during the period	33,945	(1,847,948)
Net unrealized appreciation (depreciation) on wrapper agreements during the period	(251,109)	613,087
Net increase (decrease) in net assets resulting from operations	3,865,765	7,782,806
Distributions to shareholders: Net investment income: Investment Class	(1,742,313)	(3,754,289)
Institutional Class	(2,125,042)	(4,028,082)
Net realized gains: Investment Class	(660,094)	(2,101,230)
Institutional Class	(552,705)	(2,427,878)
Fund share transactions: Proceeds from shares sold	49,803,692	76,222,298
Reinvestment of distributions	5,045,291	12,100,690
Cost of shares redeemed	(19,073,831)	(133,401,506)
Net increase (decrease) in net assets from Fund share transactions	35,775,152	(45,078,518)
Increase (decrease) in net assets	34,560,763	(49,607,191)
Net assets at beginning of period	187,760,601	237,367,792
Net assets at end of period (including undistributed net investment income of $49,637 and $48,750, respectively)	$ 222,321,364	$ 187,760,601

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Investment Class[a]
Years Ended September 30,	2004[b]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Income from investment operations: Net investment income	.19	.52	.51	.54	.55	.51
Net realized and unrealized gain (loss) on investment transactions	(.00)***	(.02)	-	-	-	-
Total from investment operations	.19	.50	.51	.54	.55	.51
Less distributions from: Net investment income	(.19)	(.50)	(.51)	(.54)	(.55)	(.51)
Net realized gain on investment transactions	(.06)	(.34)	(.10)	-	-	(.05)
Reverse stock split[c]	.06	.34	.10	-	-	.05
Total distributions	(.19)	(.50)	(.51)	(.54)	(.55)	(.51)
Net asset value, end of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Total Return (%)[d]	1.90**	5.16	5.18	5.50	5.64	5.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	136	97	54	51	36	17
Ratio of expenses before expense reductions, including expenses allocated from PreservationPlus Portfolio (%)	1.17*	1.19	1.16	1.07	1.05	1.18
Ratio of expenses after expense reductions, including expenses allocated from PreservationPlus Portfolio (%)	.65*	.65	.65	.65	.65	.80
Ratio of net investment income (%)	3.75*	5.16	5.56	5.34	5.49	5.20
[a] On January 31, 2000, PreservationPlus Fund Service Class was renamed PreservationPlus Fund Investment Class.
[b] For the six months ended March 31, 2004 (Unaudited).
[c] See Note F in Notes to Financial Statements.
[d] Total returns would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized
*** Amount is less than $(.005) per share.

Institutional Class
Years Ended September 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Income from investment operations: Net investment income	.20	.55	.54	.56	.58	.55
Net realized and unrealized gain (loss) on investment transactions	(.00)***	(.02)	-	-	-	-
Total from investment operations	.20	.53	.54	.56	.58	.55
Less distributions from: Net investment income	(.20)	(.53)	(.54)	(.56)	(.58)	(.55)
Net realized gain on investment transactions	(.06)	(.34)	(.10)	-	-	(.05)
Reverse stock split[b]	.06	.34	.10	-	-	.05
Total distributions	(.20)	(.53)	(.54)	(.56)	(.58)	(.55)
Net asset value, end of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Total Return (%)[c]	2.03**	5.40	5.45	5.77	5.91	5.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87	91	184	199	199	187
Ratio of expenses before expense reductions, including expenses allocated from PreservationPlus Portfolio (%)	.81*	.79	.69	.65	.60	.66
Ratio of expenses after expense reductions, including expenses allocated from PreservationPlus Portfolio (%)	.40*	.40	.40	.40	.40	.40
Ratio of net investment income (%)	4.00*	5.41	5.81	5.61	5.76	5.53
[a] For the six months ended March 31, 2004 (Unaudited).
[b] See Note F in Notes to Financial Statements.
[c] Total returns would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized
*** Amount is less than $(.005) per share.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

PreservationPlus Fund ("Scudder PreservationPlus Fund" or the "Fund") is a diversified series of the Scudder Advisor Funds III (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the PreservationPlus Portfolio (the "Portfolio"), a diversified, open-end management investment company having the same investment objective as the Fund and advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). At March 31, 2004, the Fund owned approximately 100% of the PreservationPlus Portfolio. The financial statements of the Portfolio, including the investment portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers multiple classes of shares: Institutional and Investment Class. Institutional Class shares are offered to a limited group of investors and have lower ongoing expenses than the Investment Class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment, including Wrapper Agreements, in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's financial statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Substantially all of the net investment income is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses, including Wrapper Agreements, in proportion to its investment in the Portfolio. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

For the six months ended March 31, 2004, the Advisor and Administrator voluntarily agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows: Institutional Class shares at 0.40% and Investment Class shares at 0.65%, including expenses allocated from the Portfolio. These voluntary waivers and reimbursements may be terminated or adjusted at any time without notice to shareholders. Under these agreements, the Advisor reimbursed additional expenses of $44,853.

Administrator Service Fee. ICCC serves as Administrator and receives a fee (the "Administrator Service Fee") of 0.10% of the Institutional Class average daily net assets and 0.25% of the Investment Class average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2004, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Not Imposed
Institutional Class	$ 43,387	$ 43,387
Investment Class	141,738	141,738
	$ 185,125	$ 185,125

Shareholder Service Agreement. ICCC provides information and administrative services to the Fund and receives a fee ("Shareholder Servicing Fee") at an annual rate of up to 0.25% of average daily net assets for the Investment Class. ICCC in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Total Unpaid	Annualized Effective Rate
Investment Class	$ 141,738	$ 141,738.25%

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor and Administrator, is the Fund's transfer agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

Scudder Distributors, Inc., an affiliate of the Advisor and Administrator, serves as the distributor for the Fund.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

C. Other

Under normal circumstances, redemptions of shares that are qualified are not subject to a redemption fee. Redemptions of shares that are not qualified and that are made when the redemptions of shares are not directed by plan participants and that are made on less than 12 months prior notice are subject to a redemption fee of 2% of the amount redeemed which is recorded as a payable to the wrapper provider. If the aggregate fair value of the Wrapper Agreements is less than zero at the time of redemption, the Fund will waive the 2% redemption fee.

D. Ownership of the Fund

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of March 31, 2004, there were two holders of record who individually held greater than 10% of the outstanding shares of the PreservationPlus Fund. These shareholders held 30% and 25%, respectively, of the total shares outstanding of the Fund.

E. Share Transactions

The following table summarizes the share and dollar activity of the Fund:

	Six Months Ended March 31, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Institutional Class	288,921	$ 2,889,214	2,533,154	$ 25,337,040
Investment Class	4,690,633	46,914,478	5,088,526	50,885,258
		$ 49,803,692		$ 76,222,298
Shares issued to shareholders in reinvestment of distributions
Institutional Class	230,405	$ 2,304,045	636,830	$ 6,368,317
Investment Class	274,125	2,741,246	573,238	5,732,373
		$ 5,045,291		$ 12,100,690
Reverse stock split
Institutional Class	(55,271)	$ -	(241,840)	$ -
Investment Class	(66,010)	-	(210,123)	-
		$ -		$ -
Shares redeemed
Institutional Class	(849,907)	$ (8,499,071)	(12,214,774)	$ (122,147,699)
Investment Class	(1,057,476)	(10,574,760)	(1,125,405)	(11,253,807)
		$ (19,073,831)		$ (133,401,506)
Net increase (decrease)
Institutional Class	(385,852)	$ (3,305,812)	(9,286,630)	$ (90,442,342)
Investment Class	3,841,272	39,080,964	4,326,236	45,363,824
		$ 35,775,152		$ (45,078,518)

F. Additional Distributions

In order to comply with requirements of the Internal Revenue Code of 1986 applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value per share of each Class. Given the objective of the Fund to maintain a stable net asset value of $10 per share, the Fund intends to declare a reverse stock split immediately subsequent to any such distributions at a rate that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

G. Wrapper Agreement Valuation

The staff of the Securities and Exchange Commission has inquired as to the valuation methodology for Wrapper Agreements utilized by "stable value" mutual funds including this Fund. In the event that the commissioners of the Securities Exchange Commission determine that the valuation method currently utilized by "stable value" mutual funds is no longer an acceptable practice, and wrapper contracts should be valued based on their probable cash flows, the fair value of the Portfolio's Wrapper Agreements would be different and the Fund would not be able to maintain a stable net asset value per share. To the extent that the Wrapper Agreements are valued as a payable/receivable under the current method, the change would result in a net asset value per share of greater/less than $10 per share. At March 31, 2004, the Portfolio's Wrapper Agreements had a fair value of $8,509,718, which the Portfolio reflected as a payable to the wrapper providers.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

(The following financial statements of the PreservationPlus Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of March 31, 2004 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 20.7%
Consumer Discretionary 1.1%
DaimlerChrysler NA Holdings Corp.:
6.4%, 5/15/2006	350,000	376,603
6.9%, 9/1/2004	175,000	178,519
7.2%, 9/1/2009	425,000	483,747
FPL Group Capital, Inc., 6.125%, 5/15/2007	75,000	82,715
Gannett Co., Inc., 6.375%, 4/1/2012	50,000	57,352
Target Corp., 5.95%, 5/15/2006	100,000	108,228
Walt Disney Co., 6.75%, 3/30/2006	1,000,000	1,082,499
		2,369,663
Consumer Staples 1.7%
Anheuser-Busch Companies, Inc., 9.0%, 12/1/2009	400,000	510,606
Bottling Group LLC, 5.0%, 11/15/2013	100,000	104,100
Campbell Soup Co., 6.75%, 2/15/2011	100,000	116,698
Coca-Cola Co., 5.75%, 3/15/2011	50,000	55,812
Coca-Cola Enterprises, Inc., 2.5%, 9/15/2006	500,000	504,548
Kimberly-Clark Corp., 5.0%, 8/15/2013	50,000	52,869
Kraft Foods, Inc.:
4.625%, 11/1/2006	120,000	126,666
5.625%, 11/1/2011	250,000	271,094
McDonald's Corp., 6.5%, 8/1/2007	500,000	561,817
Proctor & Gamble Co., 4.3%, 8/15/2008	100,000	105,678
Sara Lee Corp., 3.875%, 6/15/2013	100,000	95,549
Unilever Capital Corp., 7.125%, 11/1/2010	150,000	178,808
UST, Inc., 6.625%, 7/15/2012	100,000	113,433
Wal-Mart Stores, Inc.:
4.125%, 2/15/2011	200,000	203,077
4.55%, 5/1/2013	250,000	253,597
6.875%, 8/10/2009	300,000	352,074
Whitman Corp., 6.0%, 5/1/2004	160,000	160,441
		3,766,867
Energy 0.6%
Alabama Power Co., 2.8%, 12/1/2006	350,000	354,550
ChevronTexaco Capital Co., 3.5%, 9/17/2007	250,000	258,192
Conoco Funding Co., 6.35%, 10/15/2011	100,000	114,783
Conoco, Inc., 6.35%, 4/15/2009	360,000	409,943
Florida Power & Light, 6.875%, 12/1/2005	200,000	216,606
		1,354,074
Financials 12.4%
ABN Amro Bank NV, 7.125%, 6/18/2007	200,000	227,827
Allstate Corp.:
6.125%, 2/15/2012	100,000	112,080
7.2%, 12/1/2009	250,000	298,840
American Express Co., 4.875%, 7/15/2013	125,000	129,818
American General Finance Corp.:
4.5%, 11/15/2007	750,000	793,020
4.625%, 9/1/2010	100,000	104,191
American International Group, Inc., 144A, 4.25%, 5/15/2013	50,000	49,142
Bank of America Corp.:
3.875%, 1/15/2008	200,000	207,309
4.375%, 12/1/2010	100,000	103,045
4.75%, 10/15/2006	500,000	531,449
4.875%, 1/15/2013	400,000	414,762
6.25%, 4/15/2012	100,000	113,531
7.125%, 5/12/2005	400,000	424,400
Bank of New York Co., Inc., 7.3%, 12/1/2009	200,000	238,890
Bank One Corp., 5.25%, 1/30/2013	500,000	524,721
Bear Stearns Co., Inc.:
3.0%, 3/30/2006	400,000	407,933
4.5%, 10/28/2010	100,000	103,260
Berkshire Hathaway, Inc., 144A, 3.375%, 10/15/2008	200,000	201,939
Boeing Capital Corp.:
5.8%, 1/15/2013	200,000	216,234
6.1%, 3/1/2011	100,000	111,074
Caterpillar Financial Service Corp., 4.875%, 6/15/2007	200,000	214,736
Chubb Corp., 6.0%, 11/15/2011	100,000	111,136
CIT Group, Inc., 7.75%, 4/2/2012	150,000	181,172
Citigroup, Inc.:
6.5%, 1/18/2011	250,000	288,499
6.5%, 2/7/2006	300,000	324,481
6.75%, 12/1/2005	750,000	811,057
7.25%, 10/1/2010	400,000	476,385
Credit Suisse First Boston USA, Inc.:
4.625%, 1/15/2008	500,000	529,677
6.125%, 11/15/2011	400,000	446,800
First Union National Bank, 7.125%, 10/15/2006	300,000	335,420
FleetBoston Financial Corp., 7.375%, 12/1/2009	200,000	239,575
Ford Motor Credit Co.:
6.5%, 1/25/2007	250,000	267,051
7.375%, 10/28/2009	700,000	768,351
7.6%, 8/1/2005	400,000	425,238
General Electric Capital Corp.:
2.85%, 1/30/2006	400,000	407,330
5.0%, 2/15/2007	500,000	536,568
5.375%, 3/15/2007	100,000	108,473
6.0% , 6/15/2012	700,000	782,175
6.8%, 11/1/2005	200,000	215,826
8.625%, 6/15/2008	500,000	607,809
General Motors Acceptance Corp.:
4.5%, 7/15/2006	400,000	413,341
6.125%, 9/15/2006	500,000	534,589
6.75%, 1/15/2006	300,000	320,642
6.875%, 8/28/2012	200,000	216,027
7.0%, 2/1/2012	250,000	271,696
Goldman Sachs Group, Inc.:
4.125%, 1/15/2008	200,000	208,716
4.75%, 7/15/2013	250,000	249,973
6.65%, 5/15/2009	175,000	200,814
6.875%, 1/15/2011	325,000	377,611
Hartford Financial Services Group, 7.9%, 6/15/2010	100,000	121,562
Household Finance Corp.:
3.375%, 2/21/2006	265,000	271,804
6.375%, 11/27/2012	400,000	452,632
6.5%, 1/24/2006	225,000	243,258
6.75%, 5/15/2011	200,000	231,013
8.0%, 7/15/2010	300,000	367,509
John Deere Capital Corp.:
6.0%, 2/15/2009	250,000	280,538
7.0%, 3/15/2012	150,000	177,571
John Hancock Financial Services, Inc., 5.625%, 12/1/2008	50,000	54,937
JP Morgan Chase & Co.:
5.25%, 5/30/2007	500,000	539,931
6.75%, 2/1/2011	325,000	378,973
Key Bank NA, 7.25%, 6/1/2005	200,000	212,751
KFW International Finance, Inc.:
4.25%, 4/18/2005	1,000,000	1,029,710
8.2%, 6/1/2006	120,000	135,604
Lehman Brothers Holdings, Inc.:
6.25%, 5/15/2006	200,000	217,662
6.625%, 1/18/2012	100,000	115,567
7.0%, 2/1/2008	300,000	343,911
7.875%, 11/1/2009	150,000	182,439
Mellon Funding Corp., 6.375%, 2/15/2010	100,000	113,660
Merrill Lynch & Co., Inc.:
4.125%, 1/15/2009	400,000	412,542
5.0%, 2/3/2014	100,000	102,412
MetLife, Inc., 6.125%, 12/1/2011	100,000	112,781
Morgan Stanley Dean Witter & Co.:
5.3%, 3/1/2013	150,000	157,445
6.75%, 4/15/2011	150,000	173,267
Morgan Stanley Group, Inc., 8.33%, 1/15/2007	750,000	864,656
National City Bank:
2.5%, 4/17/2006	500,000	507,203
Series BKNT, 6.2%, 12/15/2011	100,000	113,105
SLM Corp.:
3.625%, 3/17/2008	150,000	153,664
5.125%, 8/27/2012	100,000	104,863
SunTrust Banks, Inc., 6.375%, 4/1/2011	100,000	114,093
Toyota Motor Credit Corp.:
2.875%, 8/1/2008	200,000	199,457
5.5%, 12/15/2008	500,000	554,989
Travelers Property Casualty Corp., 3.75%, 3/15/2008	100,000	102,302
US Bancorp, 2.75%, 3/30/2006	100,000	102,282
US Bank National Association:
6.3%, 2/4/2014	100,000	114,060
6.375%, 8/1/2011	200,000	229,594
Verizon Global Funding Corp., 7.25%, 12/1/2010	100,000	117,828
Wachovia Bank NA, 4.85%, 7/30/2007	100,000	107,385
Wachovia Corp., 7.55%, 8/18/2005	500,000	540,818
Washington Mutual Finance Corp., 6.875%, 5/15/2011	200,000	235,741
Washington Mutual, Inc., 2.4%, 11/3/2005	150,000	151,216
Wells Fargo & Co.:
5.125%, 2/15/2007	350,000	376,376
5.125%, 9/1/2012	200,000	210,935
6.45%, 2/1/2011	100,000	114,999
7.25%, 8/24/2005	150,000	161,602
		27,791,280
Health Care 0.6%
Abbott Laboratories, 3.75%, 3/15/2011	200,000	198,818
Aetna, Inc., 7.125%, 8/15/2006	50,000	55,721
Eli Lilly & Co., 2.9%, 3/15/2008	450,000	454,285
Johnson & Johnson, 3.8%, 5/15/2013	95,000	93,060
Pfizer, Inc., 4.5%, 2/15/2014	250,000	253,565
UnitedHealth Group, Inc., 5.2%, 1/17/2007	100,000	107,410
Wyeth, 5.25%, 3/15/2013	200,000	209,929
		1,372,788
Industrials 0.6%
Caterpillar, Inc., 7.25%, 9/15/2009	100,000	118,741
Emerson Electric Co., 4.5%, 5/1/2013	250,000	252,405
General Dynamics Corp., 2.125%, 5/15/2006	250,000	250,582
Honeywell, Inc., 7.0%, 3/15/2007	100,000	112,843
Rockwell Automation, Inc., 6.15%, 1/15/2008	250,000	279,603
United Technologies Corp., 7.0%, 9/15/2006	200,000	222,076
		1,236,250
Information Technology 0.3%
Computer Sciences Corp., 7.375%, 6/15/2011	100,000	119,659
First Data Corp., 4.7%, 8/1/2013	50,000	51,133
Hewlett-Packard Co., 3.625%, 3/15/2008	100,000	102,211
IBM Corp., 5.375%, 2/1/2009	300,000	328,929
Scana Corp., 6.25%, 2/1/2012	100,000	112,373
		714,305
Materials 0.7%
Alcoa, Inc., 6.0%, 1/15/2012	655,000	716,435
E.I. du Pont de Nemours, 6.875%, 10/15/2009	300,000	353,199
Praxair, Inc., 3.95%, 6/1/2013	100,000	96,707
Weyerhaeuser Co., 7.25%, 7/1/2013	250,000	291,489
		1,457,830
Telecommunication Services 1.6%
BellSouth Corp., 6.0%, 10/15/2011	100,000	110,907
Cingular Wireless:
5.625%, 12/15/2006	200,000	215,891
6.5%, 12/15/2011	150,000	168,159
GTE North, Inc., 5.65%, 11/15/2008	500,000	545,858
GTE Southwest, Inc., 6.23%, 1/1/2007	1,000,000	1,092,752
SBC Communications, Inc., 6.25%, 3/15/2011	1,200,000	1,233,240
Verizon New York, Inc., Series A, 6.875%, 4/1/2012	60,000	68,270
Verizon Wireless, Inc., 5.375%, 12/15/2006	200,000	215,417
		3,650,494
Utilities 1.1%
Consolidated Edison Co. of New York, Inc., 3.85%, 6/15/2013	100,000	96,173
Consolidated Natural Gas Corp., 6.625%, 12/1/2008	400,000	452,129
KeySpan Corp., 7.25%, 11/15/2005	200,000	217,388
National Rural Utilities Co.:
3.0%, 2/15/2006	500,000	508,806
6.0%, 5/15/2006	100,000	108,088
PacifiCorp., 5.45%, 9/15/2013	50,000	53,483
Southern California Gas Co., 4.375%, 1/15/2011	100,000	103,717
Virginia Electric & Power, Series A, 5.375%, 2/1/2007	100,000	107,659
Wisconsin Energy Corp., 6.5%, 4/1/2011	150,000	170,038
Wisconsin Power & Light Co., 7.0%, 6/15/2007	570,000	641,781
		2,459,262
Total Corporate Bonds (Cost $43,660,107)		46,172,813

Asset Backed 15.8%
Automobile Receivables 5.6%
Capital Auto Receivables Asset Trust, "CTFS", Series 2002-2, 4.18%, 10/15/2007	267,917	273,306
Capital One Prime Auto Receivable Trust, "A4", Series 2003-B, 3.18%, 9/15/2010	420,000	428,326
Chase Manhattan Auto Owner Trust:
"A4", Series 2003-A, 2.06%, 12/15/2009	1,600,000	1,592,305
"A4", Series 2003-B, 2.57%, 2/16/2010	1,000,000	1,006,672
Daimler Chrysler Auto Trust, "A4", Series 2002-C, 3.09%, 1/8/2008	1,200,000	1,227,994
Ford Credit Auto Owner Trust:
"B", Series 2002-C, 4.22%, 12/15/2006	320,000	330,641
"A4", Series 2002-B, 4.75%, 8/15/2006	1,000,000	1,038,039
"B", Series 2001-D, 5.01%, 3/15/2006	740,000	753,793
Household Automotive Trust, "A4", Series 2003-1, 2.22%, 11/17/2009	1,500,000	1,498,694
MMCA Automobile Trust, "B", Series 2001-2, 5.75%, 6/15/2007	75,300	76,387
Superior Wholesale Inventory Financing, "A1", Series 1999-A, 1.225%, 5/15/2006	2,000,000	2,000,625
WFS Financial Owner Trust:
"A4", Series 2003-2, 2.41%, 12/20/2010	1,800,000	1,806,831
"A4", Series 2003-1, 2.74%, 9/20/2010	500,000	505,205
		12,538,818
Credit Card Receivables 4.4%
Chase USA Master Trust, "A", Series 2000-1, 7.49%, 8/17/2009	110,000	111,474
Chemical Master Credit Card Trust, "A", Series 1996-3, 7.09%, 2/15/2009	300,000	332,306
Citibank Credit Card Master Trust I:
"A", Series 1999-2, 5.875%, 3/10/2011	2,500,000	2,799,941
"A", Series 1999-5, 6.1%, 5/15/2008	1,650,000	1,796,420
Citibank OMNI-S Master Trust, "A", Series 1999-1, 5.65%, 3/17/2009	250,000	255,243
Discover Card Master Trust, "A", Series 2000-9, 6.35%, 7/15/2008	1,350,000	1,459,607
Fleet Credit Card Master Trust II, "A", Series 1999-C, 6.9%, 4/16/2007	250,000	257,112
MBNA Credit Card Master Note Trust, "B1", Series 2002-B1, 5.15%, 7/15/2009	1,190,000	1,273,147
MBNA Master Credit Card Trust, "A", Series 2000-E, 7.8%, 10/15/2012	500,000	614,868
MBNA Master Credit Card Trust USA, "A", Series 1999-B, 5.9% , 8/15/2011	850,000	953,653
		9,853,771
Home Equity Loans 2.4%
Bank One Issuance Trust, "A4", Series 2002-A4, 2.94%, 6/16/2008	1,000,000	1,019,858
Centex Home Equity, "AF6", Series 2004-B, 4.186%, 3/25/2034	440,000	445,135
Chase Funding Mortgage Loan:
"1A6", Series 2004-1, 4.266%, 6/25/2015	220,000	218,457
"1A6", Series 2003-5, 4.597%, 1/25/2015	470,000	475,089
"1A6", Series 1999-4, 7.407%, 9/25/2011	224,080	238,655
Residential Asset Mortgage Products, Inc., "AI2", Series 2004-RZ1, 2.34%, 7/25/2027	1,310,000	1,307,339
Residential Asset Securities Corp., "AI6", Series 2004-KS2, 4.3%, 3/25/2034	290,000	293,934
Residential Funding Mortgage Securities, "A2", Series 2004-HI1, 2.49%, 7/25/2013	1,320,000	1,322,610
		5,321,077
Manufactured Housing Receivables 1.3%
Green Tree Financial Corp., "A6", Series 1997-5, 6.82%, 5/15/2029	2,730,990	2,916,450
Miscellaneous 2.1%
Conseco Recreational Enthusiast Consumer Trust, "A3", Series 2001-A, 4.6%, 6/15/2012	1,183,872	1,201,356
Illinois Power Special Purpose Trust, "A6", Series 1998-1, 5.54%, 6/25/2009	400,000	430,934
PECO Energy Transition Trust, "A7", Series 1999-A, 6.13%, 3/1/2009	1,200,000	1,345,142
PSE&G Transition Funding LLC, "A5", Series 2001-1, 6.45%, 3/15/2013	700,000	810,779
West Penn Funding LLC, "A4", Series 1999-A, 6.98%, 12/26/2008	750,000	856,864
		4,645,075
Total Asset Backed (Cost $33,575,177)		35,275,191

Foreign Bonds - US$ Denominated 5.2%
Abbey National PLC, 6.69%, 10/17/2005	200,000	215,150
Aegon NV, 4.75%, 6/1/2013	100,000	101,641
African Development Bank, 3.25%, 8/1/2008	50,000	50,540
Barclays Bank PLC, 7.4%, 12/15/2009	140,000	168,145
BHP Billiton Finance BV, 4.8%, 4/15/2013	200,000	206,735
BP Capital Markets PLC, 2.75%, 12/29/2006	250,000	254,683
British Telecommunications PLC, 7.875%, 12/15/2005	300,000	328,889
Canadian Government, 5.25%, 11/5/2008	1,000,000	1,104,176
Diageo Finance BV:
3.0%, 12/15/2006	200,000	203,642
3.875%, 4/1/2011	100,000	99,543
European Investment Bank, 4.625%, 3/1/2007	750,000	804,123
France Telecom, 7.2%, 3/1/2006	100,000	110,510
HSBC Holding PLC, 7.5%, 7/15/2009	200,000	238,251
Inter-American Development Bank:
5.375%, 11/18/2008	750,000	830,819
6.125%, 3/8/2006	1,000,000	1,083,654
6.375%, 10/22/2007	100,000	113,217
6.5%, 10/20/2004	150,000	154,363
KFW Group, 3.375%, 1/23/2008	200,000	205,928
National Westminster Bank, 7.375%, 10/1/2009	200,000	239,484
Nippon Telegraph & Telephone Corp., 6.0%, 3/25/2008	150,000	166,844
Province of British Columbia, 4.3%, 5/30/2013	100,000	102,053
Province of Nova Scotia, 5.75%, 2/27/2012	100,000	111,965
Province of Ontario, 6.0%, 2/21/2006	1,150,000	1,236,720
Province of Quebec:
5.75%, 2/15/2009	150,000	167,294
6.125%, 1/22/2011	100,000	114,508
7.0%, 1/30/2007	500,000	563,865
Repsol International Finance, 7.45%, 7/15/2005	325,000	347,307
Republic of Chile, 6.875%, 4/28/2009	75,000	86,198
Republic of Italy:
3.625%, 9/14/2007	900,000	931,525
4.375%, 6/15/2013	200,000	205,108
5.625%, 6/15/2012	200,000	222,963
Rio Tinto Financial (USA) Ltd., 2.625%, 9/30/2008	50,000	48,969
Santander Financial Issuances, 7.0%, 4/1/2006	150,000	164,520
Telefonica Europe BV, 7.35%, 9/15/2005	35,000	37,767
The International Bank for Reconstruction & Development, 3.625%, 5/21/2013	250,000	248,512
Vodafone Group PLC, 7.5%, 7/15/2006	200,000	223,272
Total Foreign Bonds - US$ Denominated (Cost $10,781,107)		11,492,883

US Government Agency Sponsored Pass-Thrus 19.5%
Federal Home Loan Mortgage Corp.:
4.5% with various maturities from 6/1/2018 until 10/1/2018	2,813,300	2,853,305
5.0% with various maturities from 12/1/2017 until 12/1/2033 (d)	8,149,198	8,247,446
5.5% with various maturities from 11/1/2013 until 11/1/2033	4,787,720	4,915,310
6.0% with various maturities from 12/1/2008 until 12/1/2031 (d)	4,642,883	4,834,903
6.5% with various maturities from 3/1/2029 until 8/1/2032	961,782	1,011,417
7.0% with various maturities from 9/1/2025 until 8/1/2032	597,942	634,173
7.5% with various maturities from 6/1/2027 until 10/1/2027	13,049	14,064
Federal National Mortgage Association:
4.5% with various maturities from 10/1/2018 until 10/1/2033	2,557,388	2,567,879
5.0% with various maturities from 6/1/2018 until 10/1/2033	2,804,108	2,839,715
5.5% with various maturities from 3/1/2018 until 11/1/2033	6,453,217	6,636,126
6.0% with various maturities from 2/1/2017 until 8/1/2033 (e)	2,257,443	2,359,756
6.5% with various maturities from 5/1/2005 until 6/1/2033	4,259,592	4,478,940
7.0% with various maturities from 9/1/2012 until 9/1/2032	781,572	831,169
7.25%, 1/15/2010	170,000	204,377
8.0% with various maturities from 5/1/2017 until 12/1/2023	765,458	838,811
8.5% with various maturities from 1/1/2020 until 8/1/2031	221,271	239,367
Total US Government Agency Sponsored Pass-Thrus (Cost $42,551,568)		43,506,758

Collateralized Mortgage Obligations 9.1%
Bear Stearns Commercial Mortgage Securities, "A2", Series 2003-T10, 4.74%, 3/13/2040	1,300,000	1,341,672
Capco America Securitization Corp., "A1B", Series 1998-D7, 6.26%, 10/15/2030	1,000,000	1,126,010
Chase Commercial Mortgage Securities Corp., "A2", Series 1997-2, 6.6%, 12/19/2029	1,460,179	1,595,856
Commercial Mortgage Asset Trust:
"A1", Series 1999-C1, 6.25%, 1/17/2032	1,372,193	1,452,058
"A2", Series 1999-C2, 7.546%*, 11/17/2032	1,300,000	1,541,396
DLJ Commercial Mortgage Corp., "A1B", Series 1998-CG1, 6.41%, 6/10/2031	1,000,000	1,124,459
Federal Home Loan Mortgage Corp., "PL", Series 2693, 4.0%, 8/15/2009	1,930,000	1,979,274
First Union - Lehman Brothers Commercial Mortgage, "A3", Series 1997-C2, 6.65%, 11/18/2029	3,600,000	4,002,917
First Union - Lehman Brothers - Bank of America, "A2", Series 1998-C2, 6.56%, 11/18/2035	1,020,000	1,151,978
GS Mortgage Securities Corp. II, "A2", Series 1999-C1, 6.11%, 11/18/2030	1,300,000	1,445,747
JP Morgan Commercial Mortgage Finance Corp., "A3", Series 1997-C5, 7.088%, 9/15/2029	167,990	186,944
LB-UBS Commercial Mortgage Trust, "A4", Series 2001-C2, 4.367%, 3/1/2036	1,500,000	1,507,409
Morgan Stanley Dean Witter Capital I, "A2", Series 2002-TOP7, 5.98%, 1/15/2039	650,000	727,907
Nomura Asset Securities Corp., "A1B", Series 1998-D6, 6.59%, 3/15/2030	1,000,000	1,134,531
Total Collateralized Mortgage Obligations (Cost $19,857,082)		20,318,158

US Government Sponsored Agencies 1.9%
Federal Home Loan Mortgage Corp.:
1.875%, 2/15/2006	3,100,000	3,110,686
4.5%, 1/15/2013	1,220,000	1,253,562
Total US Government Sponsored Agencies (Cost $4,292,893)		4,364,248

Government National Mortgage Association 4.0%
Government National Mortgage Association:
5.0% with various maturities from 2/20/2033 until 11/15/2033	2,231,062	2,249,528
5.5% with various maturities from 7/20/2032 until 1/20/2034	2,351,606	2,419,119
6.0% with various maturities from 7/15/2029 until 5/20/2033	975,624	1,018,853
6.5% with various maturities from 7/15/2016 until 10/15/2032	1,227,762	1,306,522
7.0% with various maturities from 3/15/2023 until 9/15/2032	787,252	838,573
8.0% with various maturities from 5/15/2022 until 4/15/2033	875,078	957,877
8.5% with various maturities from 2/15/2023 until 8/15/2028	137,233	151,906
9.0%, 11/15/2020	60,359	67,723
Total Government National Mortgage Association (Cost $8,847,739)		9,010,101

US Government Backed 5.0%
US Treasury Bills, 0.89%*, 4/29/2004 (f)	160,000	159,888
US Treasury Bond, 5.0%, 2/15/2011	1,900,000	2,097,422
US Treasury Note:
1.5%, 7/31/2005	1,060,000	1,063,478
1.625%, 2/28/2006	1,740,000	1,742,718
1.875%, 9/30/2004	900,000	903,832
1.875%, 1/31/2006	3,310,000	3,331,981
2.0%, 8/31/2005	606,000	612,013
2.375%, 8/15/2006	1,250,000	1,268,409
Total US Government Backed (Cost $11,147,797)		11,179,741
	Shares	Value ($)

Cash Equivalents 26.8%
Scudder Cash Management QP Trust, 1.10% (b) (Cost $59,678,606)	59,678,606	59,678,606

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $234,392,076) (a)	108.0	240,998,499

Wrapper Agreements(c)
Bank of America NA (Book Value $ 72,580,242; crediting rate 4.71%)		(3,234,102)
National Westminister Bank PLC (Book Value $ 42,820,544; crediting rate 4.63%) (g)		(2,288,787)
Transamerica Life Insurance & Annuity Co. (Book Value $71,414,913; crediting rate 4.62%)		(2,986,829)
Total Wrapper Agreements	(3.8)	(8,509,718)
Other Assets and Liabilities, Net	(4.2)	(9,324,840)
Net Assets	100.0	223,163,941

* Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $234,478,504. At March 31, 2004, net unrealized appreciation for all securities based on tax cost was $6,519,995. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,746,134 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $226,139.
(b) Scudder Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c) Each Wrapper Agreement obligates the wrapper provider to maintain the Book Value of the portion of the Portfolio's assets up to a specified maximum dollar amount, upon the occurrence of certain specified events. The crediting rate shown is as of March 31, 2004.
(d) When issued or forward delivery pools included (see Notes to Financial Statements).
(e) Mortgage dollar rolls included.
(f) At March 31, 2004, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
(g) Fixed-maturity wrapper agreement. The Portfolio might not be able to obtain a replacement Wrapper Agreement by the maturity date (3/31/2006), which might adversely affect the yield and return of the Portfolio.

144A: Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At March 31, 2004, open futures contracts purchased were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
US Treasury 5 Year Note	6/21/2004	16	1,788,822	1,817,000	28,178

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $174,713,470)	$ 181,319,893
Investment in Scudder Cash Management QP Trust (cost $59,678,606)	59,678,606
Total investments in securities, at value (cost $234,392,076)	240,998,499
Cash	28,438
Receivable for investments sold	120,957
Interest receivable	1,279,748
Receivable for daily variation margin on open futures contracts	6,368
Due from Advisor	146,781
Total assets	242,580,791
Liabilities
Payable for investments purchased	1,611,306
Payable for when-issued and forward delivery securities	9,067,875
Payable for investments purchased - mortgage dollar rolls	104,077
Wrapper agreements	8,509,718
Other accrued expenses and payables	123,874
Total liabilities	19,416,850
Net assets, at value	$ 223,163,941

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2004 (Unaudited)
Investment Income
Interest	$ 3,878,764
Credit rate income	366,510
Mortgage dollar roll income	2,477
Dividends from affiliated investment companies	162,336
Total income	4,410,087
Expenses: Advisory fee	352,733
Wrapper fees	125,650
Administrator service fee	50,260
Auditing	19,894
Legal	30,391
Trustees' fees and expenses	6,042
Other	4,142
Total expenses, before expense reductions	589,112
Expense reductions	(237,284)
Total expenses, after expense reductions	351,828
Net investment income	4,058,259
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	532,082
Futures	(317,395)
214,687
Net unrealized appreciation (depreciation) during the period on: Investments	5,767
Futures	28,178
Wrapper agreements	(251,109)
(217,164)
Net gain (loss) on investment transactions	(2,477)
Net increase (decrease) in net assets resulting from operations	$ 4,055,782

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2004 (Unaudited)	Year Ended September 30, 2003
Operations: Net investment income	$ 4,058,259	$ 8,341,135
Net realized gain (loss) on investment transactions	214,687	940,056
Net unrealized appreciation (depreciation) on investments and futures during the period	33,945	(1,847,948)
Net unrealized appreciation (depreciation) on wrapper agreements during the period	(251,109)	613,087
Net increase (decrease) in net assets resulting from operations	4,055,782	8,046,330
Capital transactions in shares of beneficial interest: Proceeds from capital invested	50,006,477	73,233,313
Value of capital withdrawn	(19,073,831)	(130,733,865)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	30,932,646	(57,500,552)
Increase (decrease) in net assets	34,988,428	(49,454,222)
Net assets at beginning of period	188,175,513	237,629,735
Net assets at end of period	$ 223,163,941	$ 188,175,513

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended September 30,	2004[a]	2003	2002	2001	2000	1999
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	223	188	238	286	309	341
Ratio of expenses before expense reductions (%)	.59*	.57	.54	.54	.49	.50
Ratio of expenses after expense reductions (%)	.35*	.35	.35	.35	.35	.35
Ratio of net investment income (%)	4.03*	5.43	5.34	5.65	5.79	5.57
Portfolio turnover rate (%)	101b*	304	233	249	237	291
Total Investment Return (%)[c,d]	2.06**	5.45	5.50	5.82	5.96	5.71
[a] For the six months ended March 31, 2004 (Unaudited).
[b] The portfolio turnover rate including mortgage dollar roll transactions was 127% for the period ended March 31, 2004.
[c] Total investment return would have been lower had certain expenses not been reduced.
[d] Total investment return for the Portfolio was derived from the performance of Institutional Class shares of PreservationPlus Fund.
* Annualized
** Not Annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

PreservationPlus Portfolio ("PreservationPlus Portfolio" or the "Portfolio") is a diversified series of Scudder Investment Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Portfolio. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Wrapper Agreements generally will be equal to the difference between the Book Value of the Wrapper Agreements and Market Value (plus accrued interest on the underlying securities) of the covered assets and will either be reflected as an asset or a liability of the Portfolio. The Portfolio's Board of Trustees, in performing its fair value determination of the Portfolio's Wrapper Agreements, considers the creditworthiness and the ability of Wrapper Providers to pay amounts due under the Wrapper Agreements.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

When-Issued/Delayed Delivery Securities. The Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. The credit rate income is accrued daily and represents the difference between actual interest earned on covered assets under the Portfolio's Wrapper Agreements and the product of the Book Value of the Wrapper Agreements multiplied by the credit rate as determined pursuant to the Wrapper Agreements.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses (including Wrapper Agreements) from securities to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the six months ended March 31, 2004, purchases and sales of investment securities (excluding short-term instruments, US Treasury obligations and mortgage dollar roll transactions) aggregated $70,350,722 and $58,564,700, respectively. Purchases and sales of US Treasury obligations aggregated $25,326,854 and $30,418,400, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $22,763,697 and $22,711,829, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.35% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. This fee is not charged on assets invested in Cash Management Fund Institutional.

For the six months ended March 31, 2004, the Advisor and Administrator maintained the annualized expenses of the Portfolio at not more than 0.35% of the Portfolio's average daily net assets. The amount of the waiver and whether the Advisor and Administrator waive their fees may vary at any time without notice to the shareholders.

Accordingly, for the six months ended March 31, 2004, the Advisor did not impose a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $237,284 and the amount imposed aggregated $115,449, which was equivalent to an annual effective rate of 0.11% of the Portfolio's average net assets.

Administrator Service Fee. ICCC serves as Administrator and receives a fee (the "Administrator Service Fee") of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2004, the Administrator Service Fee was $50,260, of which $17,743 is unpaid at March 31, 2004.

Other. The Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc. Distributions from Cash Management Fund Institutional to the Portfolio for the six months ended March 31, 2004 totaled $63,035.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from Scudder Cash Management QP Trust to the Portfolio for the six months ended March 31, 2004 totaled $99,301.

D. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Wrapper Agreements

The Portfolio enters into Wrapper Agreements with insurance companies, banks or other financial institutions that are designed to protect the Portfolio from investment losses and, under most circumstances, permit the Fund to maintain a constant NAV per share. Since there is no market for Wrapper Agreements they are considered illiquid.

A Wrapper Agreement obligates the wrapper provider to maintain the "Book Value" of the securities covered by the Wrapper Agreement (the "covered assets") up to specified amounts, under certain circumstances. Book Value of the covered assets is generally deposits, plus interest accrued at a crediting rate established under the Wrapper Agreement, less any adjustments for withdrawals or for defaulted or impaired securities (as specified in the Wrapper Agreement). In general, if the Book Value of the Wrapper Agreement exceeds the market value of the covered assets (including accrued interest), the wrapper provider becomes obligated to pay the difference to the Portfolio in the event of shareholder redemptions. On the other hand, if the Book Value of the Wrapper Agreement is less than the market value of the covered assets (including accrued interest), the Portfolio becomes obligated to pay the difference to the wrapper provider in the event of shareholder redemptions. The circumstances under which payments are made and the timing of payments between the Portfolio and the wrapper providers may vary based on the terms of the Wrapper Agreements. At March 31, 2004, the Portfolio's Wrapper Agreements generally require that payments to or from the wrapper provider do not arise until withdrawals exceed a specified percentage (ranging from 10% to 20%) of the covered assets, after which time payment covering the difference between Book Value and covered market value will occur. There were no such payments to or from the wrapper providers during the six months ended March 31, 2004.

A default by the issuer of a portfolio security or a Wrapper Provider on its obligations might result in a decrease in the value of the Portfolio assets. The Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio securities defaults on payments of interest or principal.

F. Wrapper Agreement Valuation

The staff of the Securities and Exchange Commission has inquired as to the valuation methodology for Wrapper Agreements utilized by "stable value" mutual funds including this Portfolio. In the event that the commissioners of the Securities and Exchange Commission determine that the valuation method currently utilized by "stable value" mutual funds is no longer an acceptable practice, and wrapper contracts should be valued based on their probable cash flows, the fair value of the Wrapper Agreements would be different. To the extent that the Wrapper Agreements are valued as a payable/receivable under the current method, the change would result in an increase/decrease in net assets. At March 31, 2004, the Wrapper Agreements had a fair value of $8,509,718, which the Portfolio reflected as a payable to the wrapper providers.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

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View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Investment Class	Institutional Class
Nasdaq Symbol	BTPSX	BTPIX
CUSIP Number	81111Y 507	81111Y 408
Fund Number	823	555

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial  Officers  concluded that the Registrant's
Disclosure  Controls and Procedures are effective based on the evaluation of the
Disclosure  Controls  and  Procedures  as of a date within 90 days of the filing date of this report.

Fund management has previously  identified a significant  deficiency relating to the  overall  fund  expense  payment and accrual  process.  This matter  relates primarily to a bill payment  processing  issue.  There was no material impact to shareholders,  fund net asset  value,  fund  performance  or the accuracy of any fund's  financial  statements.  Fund  management  discussed this matter with the
Registrant's Audit Committee and auditors,  instituted  additional procedures to enhance its internal controls and will continue to develop  additional  controls and redesign work flow to strengthen the overall control environment  associated with the processing and recording of fund expenses.

(b)  There  have been no  changes  in the  registrant's  internal  control  over financial  reporting that occurred  during the filing period that has materially affected,  or is  reasonably  likely  to  materially  affect,  the  registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Preservation Plus Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Preservation Plus Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               May 28, 2004
                                    ---------------------------